UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2009

AGL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309

(Address and zip code of principal executive offices)

404-584-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 8.01 below is incorporated by reference in response to this Item 1.01.

Item 7.01.	Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 is a press release by the Guarantor dated August 5, 2009 announcing the offering of the Notes.

Item 8.01.	Other Items.

On August 5, 2009, AGL Capital Corporation (the “Company”), a wholly-owned subsidiary of AGL Resources Inc., commenced an offering of its 5.25% Senior Notes due 2019 in the aggregate principal amount of $300,000,000 (the “Notes”) and the related guarantee (the “Guarantee”) thereof by AGL Resources Inc., as guarantor (the “Guarantor”).

The Notes were offered and sold in an underwritten public offering pursuant to the Company’s and the Guarantor’s Registration Statement on Form S-3 (Registration Nos. 333-145606 and 333-145606-02) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 21, 2007 (the “Registration Statement”). The Company intends to use the net proceeds from the offering for general corporate purposes, including to repay a portion of its existing short-term indebtedness.

The Underwriting Agreement, dated August 5, 2009, by and among the Company, as issuer, the Guarantor, as guarantor, and Wells Fargo Securities, LLC, for itself and on behalf of several underwriters listed on Schedule A thereto, relating to the underwritten public offering of the Notes, is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into the Registration Statement.

The Note and related Guarantee are filed as Exhibits 4.1 and 4.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Legal opinions of Kilpatrick Stockton LLP and Woodburn and Wedge with respect to the validity of the Notes and the Guarantee are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 5, 2009, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Wells Fargo Securities, LLC, for itself and on behalf of the several underwriters listed on Schedule A thereto.

4.1	AGL Capital Corporation 5.25% Senior Secured Notes due 2019.

4.2	AGL Resources Inc. Guarantee dated August 10, 2009.

5.1	Opinion of Kilpatrick Stockton LLP.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel.

24.1	Consent of Kilpatrick Stockton LLP (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge (included in Exhibit 5.2).

99.1	Press Release of the Guarantor dated August 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date: August 10, 2009	/s/ Andrew W. Evans
Andrew W. Evans Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 5, 2009, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Wells Fargo Securities, LLC, for itself and on behalf of the several underwriters listed on Schedule A thereto.

4.1	AGL Capital Corporation 5.25% Senior Secured Notes due 2019.

4.2	AGL Resources Inc. Guarantee dated August 10, 2009.

5.1	Opinion of Kilpatrick Stockton LLP.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel.

24.1	Consent of Kilpatrick Stockton LLP (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge (included in Exhibit 5.2).

99.1	Press Release of the Guarantor dated August 5, 2009.